UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2004

TRIZEC PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-16765

Delaware	33-0387846

(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

233 South Wacker Drive
Chicago, IL	60606

(Address of Principal Executive Offices)	(Zip Code)

312-798-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     In February 2004, Trizec Properties, Inc. (the “Corporation”) sold two retail properties (Hollywood & Highland Retail and the Hollywood & Highland Hotel). As a result of these sales, the Corporation is required by the rules and regulations of the Securities and Exchange Commission (the “SEC”) to revise its consolidated financial statements from those originally reported for the years ended December 31, 2003, 2002, and 2001. For the two retail properties sold in February 2004, the Corporation, in compliance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”) has reported revenue, expenses and gain on sale from these properties as income from discontinued operations for each period presented in its quarterly report for the quarter ended March 31, 2004 (including the comparable period of the prior year). Under the rules and regulations of the SEC, the same reclassification as discontinued operations required by SFAS No. 144 following the sale of properties is required for previously issued annual financial statements for each of the three years shown in the Corporation’s last annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on the Corporation’s reported net income available to common shareholders or funds from operations.

     This Current Report on Form 8-K updates the financial data and the consolidated financial statements included in Items 6 and 8 of the Corporation’s 2003 annual report on Form 10-K to reflect those properties sold during the quarter ended March 31, 2004 as discontinued operations. In addition, this Current Report on Form 8-K updates certain portions of management’s discussion and analysis of financial condition and results of operations (Item 7), taking into account the effects of the reclassification on our consolidated financial statements, which we believe may be helpful to you in reviewing the restated financial statements included in this Current Report on Form 8-K. No attempt has been made to update matters in the Corporation’s annual report on Form 10-K except to the extent expressly provided above.

     For the Corporation’s most recent information concerning its financial condition and results of operations (through the first quarter of 2004), please see the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, which is on file with the SEC.

FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K contains forward-looking statements relating to our business and financial outlook, which are based on our current expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or the negative of these terms or other comparable terminology. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any such statement to reflect new information, the occurrence of future events or circumstances or otherwise.

     A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, but not limited to, the risks described under “Item 1. Business – Risk Factors” in our Form 10-K for the year ended December 31, 2003 filed with the SEC.

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Item 7. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Financial Statements and Supplementary Data

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRIZEC PROPERTIES, INC.

Date: June 22, 2004

	By:	/s/ Michael C. Colleran

Michael C. Colleran Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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